UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): February 5, 2008 Commission File Number: 000 - 28305

ENERGY QUEST INC.
(Exact name of registrant as specified in its charter)

Nevada	91 - 1880015
(state or other jurisdiction of incorporation or organization)	(I.R.S. Employer I.D. No.)

850 South Boulder Highway, Suite 169, Henderson, Nevada 89015
(Address of principal executive offices)

(702) 568-4131
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Principal Officers.

On February 5, 2008 Gilles H. Imbeault, a member of the Board of Directors of Energy Quest Inc. (the “Company”), notified the Company of his decision to resign his positions as a director and Vice President of Finance of the Company. Concurrently, the Board of Directors of the Company accepted the resignation letter of Gilles H. Imbeault as a director and the Vice President of Finance.

Mr. Imbeault’s decision to resign as a director of the Company was not due to any disagreement with the Company on any matter relating to operations, policies or practices of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2008	ENERGY QUEST INC.
(Registrant) By: /s/ Steve Eilers Steve Eilers Secretary, Treasurer and Director